November 5, 2008

To: L&L International Holdings, Inc.

Re: Change auditors of L&L International Holdings, Inc.

File No. 000-32505

As a normal SEC practice, we have read the statement that we understand L&L International Holdings, Inc. will include under Item 4.01 of the Form 8-K report (draft), dated November 6, 2008, it will file regarding the recent change of auditors. We agree with such statements made regarding our firm.

Very truly yours,

Jasper + Hall, PC

Jasper + Hall PC,
Certified Public Accountants